AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT


         Pursuant to the Participation Agreement, made and entered into as of the 18th day of January, 2001, by and among Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company, the parties hereby agree to an amended Schedule A as attached hereto.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on November 1, 2001.


                                        COLUMBUS LIFE INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                            Mark A.Wilkerson
                                            Senior Vice President


                                        VARIABLE INSURANCE PRODUCTS FUND,
                                        VARIABLE INSURANCE PRODUCTS FUND II, AND
                                        VARIABLE INSURANCE PRODUCTS FUND III


                                        By:
                                            ------------------------------------
                                        Name:
                                        Their:


                                        FIDELITY DISTRIBUTORS CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                        Its:

                                                          As of November 1, 2001



                                   SCHEDULE A

                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS



Name of Separate Account and                    Policy Form Numbers of Contracts
Date Established by Board of Directors          Funded By Separate Account

Columbus Life Insurance Company                 CL75 0101
Separate Account 1,                             CL72 9908
Established September 10, 1998                  CL79 0203